UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2008

SVB Financial Group

(Exact name of registrant as specified in its charter)

Delaware	000-15637	91-1962278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3003 Tasman Drive, Santa Clara, CA 95054-1191

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 654-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On December 3, 2008, SVB Financial Group (the “Company”) announced it had received written preliminary approval from the U.S. Treasury Department (the “Treasury”) to participate in the Treasury’s Troubled Asset Relief Program (“TARP”) Capital Purchase Program (the “Program”) for up to $235 million. The Company also announced its intention to submit final documentation to the Treasury in order to close the proposed transaction prior to December 31, 2008.

Under the proposed transaction, the Company expects the Treasury will purchase shares of preferred stock, and receive warrants to purchase common stock, of the Company pursuant to the terms of the Program. Any sale of the preferred stock and warrants is subject to certain closing conditions and the execution of definitive agreements.

The Treasury announced the voluntary Program in October 2008 to encourage U.S. financial institutions to build capital to increase the flow of financing to U.S. businesses and consumers and to support the U.S. economy.

A copy of the press release announcing the Company’s receipt of preliminary approval is filed herewith as Exhibit 99.1 and incorporated hereby reference. The information in this press release shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts, and can be identified by the use of words such as “becoming,” “may,” “will, “ “should,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “seeks,” “expects,” “plans,” “intends,” the negative of such words, or comparable terminology. In this report, management makes forward-looking statements about the proposed offering of securities by the Company. Although management believes that the expectations reflected in our forward-looking statements are reasonable and has based these expectations on our beliefs and assumptions, such expectations may prove to be incorrect. Actual results may differ. Factors that could cause actual results to differ include changes in the Treasury’s intentions to purchase securities from the Company, including the timing, the subscription amount and the terms of the transaction, and the Company’s intentions to submit final documentation to the Treasury. For information about factors that could cause actual results to differ from the expectations stated in forward-looking statements, please refer to our most recently-filed Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 and Annual Report on Form 10-K for the year ended December 31, 2007. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements included in this report are made only as of the date of this report. We do not intend, and undertake no obligation, to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 3, 2008, announcing the Company’s receipt of preliminary approval.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 3, 2008	SVB FINANCIAL GROUP

	By:	/s/ KENNETH P. WILCOX
	Name:	Kenneth P. Wilcox
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated December 3, 2008, announcing the Company’s receipt of preliminary approval.